SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  F O R M 8 - K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported)   November 6,  2000
                                                         -----------------------


                                NORTH BAY BANCORP
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             (Exact name of registrant as specified in its charter)

          California                                        68-0434802
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(State or other jurisdiction of    (Commission             (IRS Employer
        incorporation)             File Number)          Identification No.)

 1500 Soscol Avenue, Napa, California                        94559-3045
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code   (707) 257-8585
                                                  ------------------------------

                                       N/A
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          (Former name or former address, if changed since last report)


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Item 5.      Other Events.


Earnings Release. On November 6, 2000, North Bay Bancorp issued a press release announcing its earnings for the quarter ended September 30, 2000. A copy of the press release is attached to this Current Report as Exhibit 99.1 and incorporated into this report by reference.

Item 7.  Financial Statements and Exhibits.

         (b)      Exhibits

Exhibit 99.1 Press release announcing earnings for the quarter ended September 30, 2000.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2000           NORTH BAY BANCORP



                                 /s/ Terry L. Robinson
                                 -----------------------------------------------
                                 Terry L. Robinson, President and Chief
                                 Executive Officer (Principal Executive Officer)